SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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[ ] Preliminary Proxy Statement [ X ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Under Rule 14a-12	[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
LANDAMERICA FINANCIAL GROUP, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

_______________

April 10, 2003

Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Ballroom on the 1st Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 20, 2003, at 9:00 a.m.  At the Meeting, you will be asked to elect three Directors to serve three-year terms.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting.  You can vote by signing, dating and returning the enclosed proxy card or voting instruction.  Also, registered shareholders and participants in plans holding shares of the Company’s Common Stock may vote by telephone or over the Internet.  Instructions for using these convenient services are set forth on the proxy card or voting instruction.  Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares.  I hope you will be able to attend the Meeting, but even if you cannot, please vote your shares as soon as you can.

Sincerely,

CHARLES H. FOSTER, JR.

Chairman and Chief

Executive Officer

LandAmerica Financial Group, Inc.

101 Gateway Centre Parkway

Gateway One

Richmond, Virginia 23235-5153

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of LandAmerica Financial Group, Inc. (the “Company”) will be held in the Ballroom on the 1st Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 20, 2003, at 9:00 a.m., for the following purposes:

(1)

To elect three Directors to serve three-year terms; and

(2)

To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

Only holders of shares of Common Stock of record at the close of business on April 4, 2003, shall be entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Russell W. Jordan, III

Secretary

April 10, 2003

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of the Company.  A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof.  Registered shareholders and participants in plans holding shares of the Company’s Common Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose.  Shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet.  The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their voting instructions and to confirm that su ch instructions have been recorded properly.  Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction.  If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

The Company will pay all of the costs associated with this proxy solicitation.  Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by Directors, officers and employees of the Company.  The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company’s Common Stock.

This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about April 10, 2003.

VOTING RIGHTS

The Company had 18,485,092 shares of Common Stock outstanding as of April 4, 2003, each having one vote.  Only holders of the Company’s Common Stock of record at the close of business on April 4, 2003, will be entitled to vote.  A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting.  Abstentions and shares held in street name (“Broker Shares”) voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting.  Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement.  However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

ELECTION OF DIRECTORS

At the Meeting, three Directors are to be elected for terms of three years.  Eight other Directors have been elected to terms that end in either 2004 or 2005, as indicated below.  The following pages set forth certain information concerning the nominees and the Directors whose terms of office will continue after the Meeting.  All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders.

Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as Directors.  The election of each nominee for Director requires a plurality of the votes cast in the election of Directors.  If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of Directors.  Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees for Election for Terms Expiring in 2006

JANET A. ALPERT, 56, is President of the Company and each of Lawyers Title Insurance Corporation (“Lawyers Title”), Commonwealth Land Title Insurance Company (“Commonwealth”) and Transnation Title Insurance Company (“Transnation”), all of which are wholly owned subsidiaries of the Company, positions she held for more than five years.  Ms. Alpert has been a Director since 1994.

MICHAEL DINKINS, 49, is Vice President and Chief Financial Officer of Worldwide Customer Services Operation for NCR Corporation (a manufacturer and service provider for automated teller and retail point of sale machines), a position he has held since September 2002.  From August 1999 to March 2002, he was Chairman, President and Chief Executive Officer of Access Worldwide Communications, Inc. (“Access Worldwide”) (a marketing services company) and, from August 1997 to August 1999, he was Chief Financial Officer of Access Worldwide.  He is Chairman of the Finance Committee and a member of the Audit Committee and the Investment Funds Committee.  He has been a Director since 1997.

JOHN P. McCANN, 58, is the Executive Director of New Own Associates, LLC (a developer of real estate mixed use projects), a position he has held since June 2002.  From January 1999 until his retirement in March 2001, he was Chairman and Chief Executive Officer of United Dominion Realty Trust, Inc. (“United Dominion”) (an apartment real estate investment trust) and, prior to January 1, 1999, he was Chairman, President and Chief Executive Officer of United Dominion, positions he held for more than five years.  Mr. McCann is a Director of United Dominion.   He is Chairman of the Investment Funds Committee and a member of the Executive Committee and the Finance Committee.  Mr. McCann has been a Director since 1997.

The Board of Directors recommends that the shareholders vote for the nominees set forth above.

Incumbent Directors Whose Terms Expire in 2005

ROBERT F. NORFLEET, JR., 63, is a retired Corporate Executive Vice President and Senior Credit Officer with SunTrust Bank (formerly Crestar Bank).  From December 1999 to December 2000, he served as a consultant to SunTrust Bank, and from December 1996 to December 1999, he was a consultant in the capacity of Director of Client Relations for the Trust and Investment Management Group for Crestar Bank.  Mr. Norfleet is Chairman of the Audit Committee and a member of the Executive Committee and the Corporate Governance Committee.  He has been a Director since 1991.

JULIOUS P. SMITH, JR., 60, is Chairman and Chief Executive Officer and a member of the law firm of Williams Mullen.  Prior to June 1, 1999, he was President and Chief Executive Officer and a member of that law firm, positions he held for more than five years. Mr. Smith is a Director of Hilb, Rogal and Hamilton Company.  He is a member of the Executive Committee, the Audit Committee and the Corporate Governance Committee and has been a Director since 2000.  Williams Mullen acts as counsel to the Company.

THOMAS G. SNEAD, JR., 49, is President of Anthem Southeast, a subsidiary of Anthem, Inc. (a managed care and health insurance company) (formerly Trigon Healthcare, Inc. (“Trigon”)). From April 2000 to July 2002, he was Chairman and Chief Executive Officer of Trigon.  From April 1999 to April 2000, he was President and Chief Executive Officer and, from October 15, 1997 to April 1999, he was President and Chief Operating Officer of Trigon.  He is a member of the Executive Compensation Committee, the Investment Funds Committee and the Finance Committee and has been a Director since 2001.

EUGENE P. TRANI, 63, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years.  He is a Director of Universal Corporation.  Dr. Trani is Chairman of the Corporate Governance Committee and a member of the Audit Committee and the Executive Compensation Committee.  He has been a Director since 1993.

Incumbent Directors Whose Terms Expire in 2004

THEODORE L. CHANDLER, JR., 50, is Chief Operating Officer of the Company and each of Lawyers Title, Commonwealth and Transnation, positions he has held since July 2002.  From February 2000 to July 2002, he held the position of Senior Executive Vice President of the Company and each of Lawyers Title, Commonwealth and Transnation.  Prior to February 2000, Mr. Chandler was a member of the law firm of Williams Mullen, a position he held for more than five years.  He is a Director of Hilb, Rogal and Hamilton Company.  Mr. Chandler has been a Director since 1991.

CHARLES H. FOSTER, JR., 60, is Chairman and Chief Executive Officer of the Company and of Lawyers Title, positions he has held for more than five years.  He is also Chairman and Chief Executive Officer of each of Commonwealth and Transnation, positions he has held since June 1, 1999.  Mr. Foster is a Director of Universal Corporation.  He is Chairman of the Executive Committee and has been a Director since 1991.

ROBERT T. SKUNDA, 56, is President and Chief Executive Officer of the Virginia Biotechnology Research Park (a center for the development of Virginia’s biotechnology and biomedical industries), positions he has held for more than five years.  Mr. Skunda is a member of the Audit Committee, the Investment Funds Committee and the Corporate Governance Committee and has been a Director since 2001.

MARSHALL B. WISHNACK, 56, was Chairman and Chief Executive Officer of Wheat First Union (now Wachovia Securities) (the securities brokerage division of Wachovia Corporation) from April 1, 1996 until his retirement on December 31, 1999.  He is a Director of S&K Famous Brands, Inc.  Mr. Wishnack is Chairman of the Executive Compensation Committee and a member of the Finance Committee and the Corporate Governance Committee.  He has been a Director since 1991.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

Name of Beneficial Owner	Number of Shares(#)[1]	Percent of Class(%)[1]
LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan[2] 101 Gateway Centre Parkway Gateway One Richmond, Virginia 23235-5153	1,581,281	8.61

AXA Assurances I.A.R.D. Mutuelle [3] AXA Assurances Vie Mutuelle AXA Conseil Vie Assurance Mutuelle 370, rue Saint Honore 75001 Paris, France AXA Courtage Assurance Mutuelle 26, rue Louis le Grand 75002 Paris, France AXA 25, avenue Matignon 75008 Paris, France AXA Financial, Inc. 1290 Avenue of the Americas New York NY 10104	1,291,752	7.04

Barclays Global Investors, NA4 Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 94105	1,077,215	5.87

Artisan Partners Limited Partnership[5] Artisan Investment Corporation Andrew A. Ziegler Carlene Murphy Ziegler 1000 North Water Street, #1770 Milwaukee, Wisconsin 53202	1,046,600	5.70

Dimensional Fund Advisors Inc.[6] 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	1,001,562	5.46

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1 The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2002, and the percentages shown in the table are based on the number of shares of Common Stock outstanding on that date.

2 Each participant in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the “401(k) Plan”) has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account.  The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

3 In a Schedule 13G filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2003, each of AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and AXA Conseil Vie Assurance Mutuelle (collectively, the “Mutuelles AXA”), AXA Courtage Assurance Mutuelle and AXA reported that it has sole power to vote 968,125 shares of the Company’s Common Stock, hared power to vote 7,250 shares of the Company’s Common Stock, sole power to dispose of 704,482 shares of the Company’s Common Stock and shared power to dispose of 587,270 shares of the Company’s Common Stock.  In addition, AXA Financial, Inc. reported that it has sole power to vote 602,655 shares of the Company’s Common Stock, shared power to vote 7,250 shares of the Company’s Common Stock and sole power to dispose of 704,482 shares of the Company’s Common Stock.  According to t he Schedule 13G, the Mutuelles AXA, as a group, act as the parent holding company with respect to the holdings of the AXA entities, AXA owns AXA Financial, Inc. and acts as the parent holding company with respect to the holdings of AXA Rosenberg Investment Management LLC, and AXA Financial, Inc. acts as the parent holding company with respect to the holdings of Alliance Capital Management L.P., an investment adviser.  The Schedule 13G discloses that AXA Rosenberg Investment Management LLC is deemed to have sole power to vote 365,470 shares of the Company’s Common Stock and shared power to dispose of 587,270 shares of the Company’s Common Stock and that Alliance Capital Management L.P. is deemed to have sole power to vote 602,655 shares of the Company’s Common Stock, shared power to dispose of 7,250 shares of the Company’s Common Stock and sole power to dispose of 704,482 shares of the Company’s Common Stock.

4 In a Schedule 13G filed with the Commission on February 13, 2003, Barclays Global Investors, NA reported that it has sole power to vote and dispose of 789,692 shares of the Company’s Common Stock and Barclays Global Fund Advisors reported that it has sole power to vote and dispose of 287,523 shares of the Company’s Common Stock. The Schedule 13G states that the shares of Common Stock reported are held by the reporting persons in trust accounts for the economic benefit of the beneficiaries of those accounts.

5 In a Schedule 13G/A filed with the Commission on January 31, 2003, Artisan Partners Limited Partnership (“Artisan Partners”) reported that, in its role as investment adviser to its discretionary clients, it has shared power to vote and dispose of 1,046,600 shares of the Company’s Common Stock.  Artisan Investment Corporation is the general partner of Artisan Partners, and Andrew A. Ziegler and Carlene Murphy Ziegler are the principal stockholders of Artisan Investment Corporation.  The Schedule 13G/A states that none of Artisan Partners’ discretionary clients, to the knowledge of the reporting persons, has an economic interest in more than 5% of the shares of Common Stock outstanding.

6 In a Schedule 13G/A filed with the Commission on February 7, 2003, Dimensional Fund Advisors Inc. (“Dimensional”) reported that, in its role as investment advisor to four investment companies registered under the Investment Company Act of 1940 and as investment manager to certain commingled group trusts and separate accounts (collectively, the “Funds”), it has sole power to vote and dispose of 1,001,562 shares of the Company’s Common Stock.  The Schedule 13G/A states that all of such shares are owned by the Funds, no one of which, to the knowledge of Dimensional, owns more than 5% of the shares of Common Stock outstanding.

Directors and Executive Officers

The following table sets forth certain information with respect to (a) the beneficial ownership of shares of the Company’s Common Stock by (i) each Director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the “Named Executive Officers”) and (iii) all Directors and executive officers as a group and (b) the amount of Deferred Stock Units held by each such person and group.

	Beneficial Ownership[1]
Name of Beneficial Owner	Number of Shares(#)[2]	Percent of Class(%)	Additional Deferred Stock Units(#)[3]
Janet A. Alpert	95,496	*	0
Theodore L. Chandler, Jr.	108,760	*	7,633
Michael Dinkins	11,700	*	2,065
G. William Evans	72,090	*	6,067
Charles H. Foster, Jr.	294,938	1.61	3,562
Russell W. Jordan, III	25,404	*	0
John P. McCann	16,573	*	5,888
Robert F. Norfleet, Jr.	16,823	*	3,870
Robert T. Skunda	4,100	*	317
Julious P. Smith, Jr.	7,200	*	3,196
Thomas G. Snead, Jr.	4,500	*	2,006
Eugene P. Trani	18,073	*	5,305
Marshall B. Wishnack	18,573	*	292

All Directors and executive officers as a group (14 persons, including those named above)	706,222	3.85	40,201

__________

* Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

1 The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2002, and the percentages shown in the table are based on the number of shares of Common Stock outstanding on that date.

2 The number of shares of Common Stock shown in the table includes 32,007 shares held for certain Directors and executive officers in the 401(k) Plan as of December 31, 2002, and 463,701 shares that Directors and executive officers have the right to acquire through the exercise of stock options within 60 days following December 31, 2002.  The number of shares also includes 5,073 shares of the Company’s Common Stock held in fiduciary capacities.  Such shares may be deemed to be beneficially owned by the rules of the Commission, but inclusion of the shares in the table does not constitute admission of beneficial ownership.

3 The amounts reported in this column are Deferred Stock Units held by (i) non-employee Directors under the Company’s Outside Directors Deferral Plan (see “Directors’ Compensation”) and (ii) executive officers under the Company’s Executive Voluntary Deferral Plan, a salary deferral plan, as of December 31, 2002.  Each Deferred Stock Unit represents a hypothetical share of the Company’s Common Stock, fluctuates in value with the market price of such stock and is payable only in Company Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and executive officers and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission.  Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 2002.

COMMITTEES

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation Committee, the Investment Funds Committee, the Finance Committee and the Corporate Governance Committee.  The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings.  The functions of the Audit Committee are discussed below under “Audit Information.”  The functions of the Executive Compensation Committee are discussed below under “Report of Executive Compensation Committee.”  The Investment Funds Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries.  The Finance Committee advises the Board of Directors with respect to financing needs, capital structure and other financial matters.  The Corporate Governance Committe e develops qualifications for Director candidates, recommends to the Board of Directors persons to serve as Directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices.  Shareholders entitled to vote for the election of Directors may nominate candidates for consideration by the Corporate Governance Committee.  See “Proposals for 2004 Annual Meeting.”

During the fiscal year ended December 31, 2002, there were seven meetings of the Board of Directors, no meetings of the Executive Committee, five meetings of the Audit Committee, five meetings of the Executive Compensation Committee, five meetings of the Investment Funds Committee, one meeting of the Finance Committee and one meeting of the Corporate Governance Committee.  All Directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served, except for Mr. Dinkins.

DIRECTORS’ COMPENSATION

Each Director who is not an officer of the Company receives a quarterly retainer of $3,750, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member.  Effective December 1, 1998, each such non-employee Director may elect to receive all or part of his compensation in stock.  The number of shares of the Company’s Common Stock issuable to a Director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%.  A Director who is also an officer of the Company receives no compensation for his or her services as a Director.

The Outside Directors Deferral Plan, as amended and restated in 1998 and 2002, permits non-employee Directors to defer all or a portion of their cash compensation in Deferred Stock Units.  Each Deferred Stock Unit represents a hypothetical share of the Company’s Common Stock and fluctuates in value with the market price of such stock.  A participant’s Deferred Stock Unit Account is increased by Common Stock dividends paid by the Company.  Those participants who elect to defer 100% of their total cash compensation into Deferred Stock Units for a given year shall receive additional compensation in the form of Deferred Stock Units equal to 20% of their total compensation.  Before the 1998 amendment to the Plan, participants were able to defer amounts also into a Deferred Cash Account.  The 2002 amendment to the Plan gave certain participants the one-time opportunity to transfer all or a portion of their Deferred Stock Unit Account into a Deferred Cash Account effective August 16, 2002 and reestablished the option to defer amounts into a Deferred Cash Account for the remainder of the year 2002.  Each Deferred Cash Account is credited with interest annually, and the interest paid is based on the rate of return set forth in the amended and restated Plan, which is currently 9%.  Under the Plan, as amended in 2002, benefits in Deferred Stock Unit Accounts are paid in Common Stock, and benefits in Deferred Cash Accounts are paid in cash.  Benefits also include survivor’s benefits in the event that the participant dies before receiving all of the benefits to which the participant is entitled under the Plan.  A participant may also postpone receipt of benefit payments by making a timely election.  Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.

Prior to 1997 pursuant to the Company’s 1992 Stock Option Plan for Non-Employee Directors (the “Directors’ Option Plan”), and in 1997 pursuant to the Company’s 1991 Stock Incentive Plan, as amended (the “1991 Stock Incentive Plan”), each non-employee Director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders.  Beginning in 1998, pursuant to the 1991 Stock Incentive Plan, the annual option grant to each non-employee Director was increased to 2,000 shares of the Company’s Common Stock.  Since 2001, the annual option grants have been made pursuant to the Company’s 2000 Stock Incentive Plan (the “2000 Stock Incentive Plan”).  The exercise price of all options granted to non-employee Directors is the fair market value of the Company’s Common Stock on the date of grant.  All of the op tions are exercisable six months after the date of grant and expire ten years from the date of grant.  Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board.  The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

Decisions on compensation of the Company’s executive officers as well as those officers of its subsidiaries who are members of executive management (collectively “senior management”) are made by the Executive Compensation Committee of the Board.  The Committee determines the salaries of the Company’s senior management and reviews and approves annual management incentive programs and executive benefits for senior management.  It also administers the 1991 and 2000 Stock Incentive Plans, the Directors’ Option Plan, the Executive Voluntary Deferral Plan, the Outside Directors Deferral Plan and the Executive Target Ownership Program.  The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs.  All decisions by the Executive Compensation Committee relating to the compensation of the Company’s senior management are reported to the full Board.

Under rules established by the Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company’s Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other executive officers of the Company, including the Named Executive Officers.  The report of the Executive Compensation Committee set forth below addresses the Company’s compensation policies in effect for 2002.

Executive Compensation Policies

The Executive Compensation Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company’s annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives.  They provide for competitive base salaries which reflect individual performance and level of responsibility; annual variable performance opportunities payable in cash on the basis of merit and for the achievement of financial and operating performance goals established by the Committee; and long-term, stock-based incentive opportunities which strengthen the mutuality of interests between senior management and the Company’s shareholders.

In furtherance of its responsibility to determine executive compensation, the Executive Compensation Committee annually, or more frequently, reviews the Company’s executive compensation program. The Committee evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry, of publicly held companies in certain other financial services sectors and in companies of similar size as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers.  The Committee may also review data from published compensation surveys.  The Executive Compensation Committee believes that compensation comparisons are most appropriately made to executives within a designated industry and related industry peer group, with particular emphasis on comparable title insurance companies. &nbs p;This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

The Executive Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer’s individual duties and responsibilities in the Company, relative importance to the overall success of the Company’s short-term and long-term goals and attainment of individual performance goals, if appropriate.  With respect to Mr. Foster, the Committee specifically considers the following factors: integrity, vision, leadership, ability to meet agreed upon corporate performance objectives, succession planning, shareholder relations and CEO-Board relations, and it evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholders’ equity.  With respect to the other executive officers, including the Named Executive Officers, the Committee reviews goals and accomplishments for the year as they pertain to the area or areas of Company operations for which the executive is personally responsible and accountable.

Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Executive Compensation Committee in order to implement the Company’s pay-for-performance policy, which focuses on an executive officer’s total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

The Company’s executive compensation program stresses incentive opportunities linked to financial and operating performance and incorporates competitive base salaries for senior management targeting the median for comparable positions at comparable companies during 2002.

After a review and evaluation by the Committee of Mr. Foster’s personal performance in light of his management responsibilities, the Company’s profitability levels in 2002 and the competitiveness of Mr. Foster’s annual base salary to those of other chief executive officers of comparable companies, Mr. Foster’s salary was increased to $550,000 effective March 1, 2003.

The executive officers of the Company, including the Named Executive Officers, were also eligible for incentive compensation for individual and corporate performance in 2002.  The Committee awards such annual incentives based on that performance and in analyzing those individual and corporate results against the designated peer group mentioned elsewhere in this report.  The Committee’s review included a specific review of Mr. Foster’s and the Named Executive Officers’ achievement against annual goals in their respective areas of responsibility.  Based on that documented performance review, Mr. Foster’s annual incentive award for 2002 was set at $617,000.

Long-Term Incentives

The Committee administers the 1991 and 2000 Stock Incentive Plans under which it has granted to key executives stock options and shares of restricted Common Stock based upon a determination of competitive aggregate compensation levels.  The primary objective of issuing stock-based incentives is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company’s stock.  The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company’s stock incentive program is effectively designed to further this objective.

The Committee awarded Mr. Foster 26,600 shares of restricted stock effective December 16, 2002.  This award was made in place of stock option grants normally made at that time of year.  The Committee also granted restricted stock awards to various executive officers, including the Named Executive Officers.

The Committee initially determined the aggregate number of shares of restricted stock to be granted to executives by using a calculation based upon the Company’s issued and outstanding shares on a fully diluted basis, with a goal of granting aggregate shares in an amount equal to  .75% to 1.25% of fully diluted issued and outstanding shares each year.  In deciding to use such a calculation, the Committee assessed data with respect to stock and option grants to executives in the designated peer group and considered the executive compensation structure of other companies of comparable size and performance characteristics.  With respect to the shares granted to Mr. Foster, the Committee evaluated Mr. Foster’s overall compensation package relative to that of other chief executives in the designated peer group.  With respect to the allocation of shares among the Named Executive Officers and other executives, the Committee is of the view that, as a person’s level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company’s Common Stock and return to its shareholders.

These restricted shares vest over a four-year period following the date of the award and may, at Committee discretion, vest earlier in the event of an executive’s termination, retirement, death or disability.

Executive Target Ownership Program

In 1998, with an effective date of January 1, 1999, the Company adopted the Executive Target Ownership Program that requires members of executive management to attain certain stock ownership levels and therefore maintain a vested interest in the equity performance of the Company.  Over a five year period, the executives covered by the program are expected to reach certain ownership levels, which are expressed as a multiple of the executive’s base salary and which range from five times base salary, the level applicable to Mr. Foster, to two times base salary depending on the executive’s position.  Stock ownership for purposes of this program includes (1) shares owned outright by the executive, the executive’s immediate family or a trust for the executive’s benefit, (2) vested shares held in a qualified benefit plan, (3) the vested portion of restricted shares, (4) shares retained from the exercise of options and (5) Deferred S tock Units under the Executive Voluntary Deferral Plan.  Unexercised stock options do not count for purposes of this program.  As of December 31, 2002, Mr. Foster and all Named Executive Officers have met these targeted ownership levels.  The Committee is currently studying this program for its continuing applicability to other eligible officers and may revise the program in 2003.

The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies.  The Company intends to qualify executive compensation for deductibility under Section 162(m) to the extent consistent with the best interests of the Company.  Since corporate objectives may not always be consistent with the requirements of full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).  Deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

To meet the criteria applicable to deductible performance-based compensation (as defined in Section 162(m)), the Company has taken appropriate action to cause grants of stock options and stock appreciation rights under the 1991 and 2000 Stock Incentive Plans to be performance-based.

Executive Compensation Committee

Marshall B. Wishnack, Chairman

Thomas G. Snead, Jr.

Eugene P. Trani

Richmond, Virginia

March 25, 2003

EXECUTIVE COMPENSATION

The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

Summary Compensation Table
		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)[1]	Restricted Stock Awards($)	Securities Underlying Options(#)[2]	All Other Compensation($)[3]
Charles H. Foster, Jr. Chairman and Chief Executive Officer	2002 2001 2000	525,000 520,836 500,016	617,000 304,566 247,500	__ — —	982,604[4] 0 0	0 160,000 80,000	35,375 33,990 32,980
Janet A. Alpert President	2002 2001 2000	346,512 343,760 330,000	448,000 201,020 163,350	— — —	613,204[4] 0 0	0 80,000 40,000	30,482 27,190 25,218
Theodore L. Chandler, Jr. [5] Chief Operating Officer	2002 2001 2000	315,000 312,500 276,153	389,000 182,739 156,750	— — __	613,204[4] 0 178,125[6]	0 80,000 40,000	30,144 24,941 17,914
G. William Evans Chief Financial Officer	2002 2001 2000	270,000 266,668 250,008	311,000 141,143 118,750	— — —	491,302[4] 0 0	0 60,000 26,000	20,527 18,526 15,375
Russell W. Jordan, III Executive Vice President, General Counsel and Corporate Secretary	2002 2001 2000	187,213 183,313 177,510	167,000 117,439 57,960	— — —	121,902[4] 0 0	0 16,000 9,000	19,978 17,574 16,024

__________

1 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 2002, 2001 and 2000, did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.

2 The 2001 amounts shown in this column for Mr. Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Mr. Jordan are the sum of equal option grants made to each of these executive officers in February and December 2001.  The December 2001 option grants were intended to be in lieu of grants that otherwise would have been made in February 2002.  No option grants were made during the 2002 calendar year.

3 “All Other Compensation” includes the following amounts for the fiscal year ended December 31, 2002:  (a) $7,150, $7,150, $7,800, $7,150 and $7,150 for Mr. Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Mr. Jordan, respectively, representing the employer contribution to the 401(k) Plan on behalf of each of these executive officers to match the 2002 pre-tax elective deferral contribution (which is included under the “Salary” column) made by each to such plan; (b) $4,760,  $4,558 and $3,657 of accrued interest on income deferred in 1986, 1987 or 1988 by Mr. Foster, Ms. Alpert and Mr. Jordan, respectively, under the Lawyers Title Deferred

Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 2002 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal Revenue Code; and (c) $23,465, $18,774, $22,344, $13,377 and $9,171 for Mr. Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Mr. Jordan, respectively, representing compensation attributable to life insurance premiums paid by the Company in 2002 pursuant to the Company’s split-dollar life insurance plan.

4 These amounts reflect the dollar value, based on the $36.94 closing price of a share of Common Stock December 16, 2002, as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock awarded on such date to the Named Executive Officers: Mr. Foster, 26,600 shares; Ms. Alpert, 16,600 shares; Mr. Chandler, 16,600 shares; Mr. Evans, 13,300 shares; and Mr. Jordan, 3,300 shares.  On December 16, 2003, and on each of the three successive anniversary dates of such date, the award vests for 25% of the shares of Common Stock covered by the award.  The aggregate number of shares of restricted Common Stock held by each of the Named Executive Officers on December 31, 2002, and the dollar value of such shares on such date based on a $35.45 closing price of a share of Common Stock on December 31, 2002, as reported on the New York Stock Exchange, were as follows: Mr. Foster, 26,600 shares, $942,970; Ms. Alpert, 16,600 shares, $588,470; Mr. Chandler, 16,600 shares, $588,470; Mr. Evans, 13,300 shares, $471,485; and Mr. Jordan, 3,300 shares, $116,985.

5 Mr. Chandler’s employment with the Company commenced on January 31, 2000, when he was elected Senior Executive Vice President.

6 This amount is the dollar value, based on the $17.8125 closing price of a share of Common Stock on January 31, 2000, as reported on the New York Stock Exchange, of 10,000 shares of restricted Common Stock awarded on such date to Mr. Chandler.  On January 31, 2001, and on each of the three successive anniversary dates of such date, the award vests for 25% of the shares of Common Stock covered by the award.  The dollar value of the 10,000 shares of restricted Common Stock held by Mr. Chandler on December 31, 2002, was $354,500, based on the $35.45 closing price of a share of Common Stock on such date, as reported on the New York Stock Exchange.

Stock Options

The following table contains information concerning exercises of stock options by the Named Executive Officers during the fiscal year ended December 31, 2002 and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.  There were no grants of stock options to the Named Executive Officers during the fiscal year ending December 31, 2002.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)[2]
Name	Shares Acquired on Exercise (#)	Value Realized ($)[1]	Exercisable	Unexercisable	Exercisable	Unexercisable
Foster, Jr., Charles H.	0	0	155,000	170,000	1,297,875	1,167,625
Alpert, Janet A.	32,500	432,843	45,500	85,000	177,913	583,813
Chandler, Jr., Theodore L.	1,500	32,533	51,500	80,000	604,294	621,250
Evans, G. William	13,000	199,103	26,000	61,000	67,125	406,328
Jordan, III, Russell W.	6,474	97,540	11,024	17,502	49,044	124,677

__________

1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company’s Common Stock on the date of exercise.

2 The value of unexercised in-the-money options at fiscal year-end represents the difference between the exercise price of the options and $35.45, the fair market value of the Company’s Common Stock on December 31, 2002.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2002, with respect to compensation plans under which shares of the Company’s Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(#) [1]

Equity Compensation Plans Approved by Shareholders
1991 Stock Incentive Plan	503,671	30.61	0
1992 Stock Option Plan for Non-Employee Directors	31,500	15.12	0
2000 Stock Incentive Plan	751,471	30.36	2,114,070[2]

Equity Compensation Plans Not Approved by Shareholders [3]	--	--	--

Total	1,286,642	30.09	2,114,070

__________

1  Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

2 The 2000 Stock Incentive Plan permits grants of stock options and awards of Common Stock, restricted stock and/or phantom stock.  Of the 2,114,070 shares of Common Stock remaining available for future issuance under the 2000 Stock Incentive Plan, 379,500 shares are available for awards of Common Stock, restricted stock or phantom stock.

3 The Company does not have any equity compensation plans that have not been approved by its shareholders.

Retirement Benefits

All of the Named Executive Officers participate in the Company’s Cash Balance Plan, a qualified defined benefit retirement plan.  Under the plan, a hypothetical cash balance account is established for each participant for record keeping purposes.  Each year a participant’s cash balance account is credited with (a) a compensation credit based on the participant’s age, service and compensation for that year and (b) an interest credit based on the participant’s account balances at the end of the prior year.  The compensation credit percentage is determined by the sum of the participant’s age and service at the beginning of the year, and ranges from 2% for a sum of less than 35 to 5% for a sum of 80 or more.  Interest credits for the year are based on the average of 10-year Treasury bond rates in effect for the month of November of the prior year.  At retirement, the account balance may be converted to various monthly benefit options based on actuarial factors defined in the plan or may be paid in a lump sum benefit.  Benefits for participants who were eligible for early retirement on

December 31, 1998, under the terms of the former Lawyers Title Retirement Plan or the former Commonwealth Pension Plan will be no less than benefits calculated under the provisions of such former plan.

The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the Cash Balance Plan and (b) the compensation that may be used in computing a benefit.  The maximum benefit limitation is adjusted each year to reflect the cost of living.  For 2002, the maximum benefit limitation was $160,000 (based on a life annuity) and the earnings limitation was $200,000.

All of the Named Executive Officers are also covered by the Company’s 1999 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both.  The benefit payable under the 1999 Benefit Restoration Plan is the difference between the benefit that would be payable under the Cash Balance Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the Cash Balance Plan.  The benefits under the 1999 Benefit Restoration Plan are payable for a period of 15 years.

Assuming current salary and bonus levels (as reported in the Summary Compensation Table) and participation until normal retirement at age 65, (i) for the first 15 years after normal retirement the estimated total annual benefit payable to each of the Named Executive Officers under both the Cash Balance Plan and the 1999 Benefit Restoration Plan is as follows:  Mr. Foster, $279,000; Ms. Alpert, $224,000; Mr. Chandler, $39,000; Mr. Evans, $141,000; and Mr. Jordan, $103,000 and (ii) thereafter, the estimated annual benefit payable to each of these executive officers under only the Cash Balance Plan is as follows:  Mr. Foster, $115,000; Ms. Alpert, $90,000; Mr. Chandler, $15,000; Mr. Evans, $81,000; and Mr. Jordan, $82,000.

Contractual Obligations

To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements with certain executives, including the Named Executive Officers.  The agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive “severance benefits.”  Severance benefits include a lump sum severance payment equal to up to three times the sum of the officer’s base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and, under most of the agreements, an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

The Board of Directors believes that the change of control employment agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index.  The graph makes the same comparison to the Standard & Poors 600 Small Cap Index, which includes the Company.  The graph assumes the investment of $100 in the Company’s Common Stock on December 31, 1997, and the reinvestment of all dividends.

LANDAMERICA FINANCIAL GROUP, INC. CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
	LandAmerica	S&P 500 Index	NASDAQ Insurance Index	S&P 600 Small Cap Index
12/31/97	$100	$100	$100	$100
12/31/98	$178	$129	$102	$99
12/31/99	$59	$156	$110	$111
12/31/00	$131	$141	$131	$124
12/31/01	$94	$125	$144	$132
12/31/02	$117	$97	$144	$113

AUDIT INFORMATION

The Audit Committee operates under a written Charter adopted by the Board of Directors.  The Charter was included in last year’s Proxy Statement as required once every three years by regulations of the Commission.  The five members of the Audit Committee are independent as that term is defined in the listing standards of the New York Stock Exchange.

Fees of Independent Public Accountants

Audit Fees

The aggregate amount of fees billed to the Company by Ernst & Young LLP (“Ernst & Young”) for professional services rendered in connection with the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 and for the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q as well as services normally provided in connection with statutory or regulatory filing during such fiscal years were $1,085,977 for 2001 and  $1,206,306 for 2002.

Audit Related Fees

The aggregate amount of fees billed to the Company by Ernst & Young for professional services for assurance and related services that are reasonably related to the review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2001 and December 31, 2002 were $138,505 and  $51,763, respectively.  During 2001, these fees included other audits, benefit plan audits and other accounting consultation services.  During 2002, these fees included benefit plan audits.

Tax Fees

The aggregate amount of fees billed to the Company by Ernst & Young for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2001 and December 31, 2002 were  $45,552 and  $143,286, respectively.  During 2001 and 2002, tax fees generally included tax assistance on specific matters.

All Other Fees

The aggregate amount of fees billed to the Company by Ernst & Young for services other than those described above for the fiscal years ended December 31, 2001 and December 31, 2002, were $318,705 and $314,744, respectively.  During 2001, other services generally included actuarial services, business continuity planning assistance and executive compensation consulting.  During 2002, other services generally included executive compensation consulting and cash management assistance.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the non-audit services provided by the independent auditors are compatible with maintaining the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Robert F. Norfleet, Jr., Chairman

Michael Dinkins

Robert T. Skunda

Julious P. Smith, Jr.

Eugene P. Trani

Richmond, Virginia

March 19, 2003

Appointment of Independent Public Accountants

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003.  Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

PROPOSALS FOR 2004 ANNUAL MEETING

Under the regulations of the Commission, any shareholder desiring to make a proposal to be acted upon at the 2004 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 101 Gateway Centre Parkway, Gateway One, Richmond, Virginia 23235-5153, no later than December 12, 2003, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting.  The Company anticipates holding the 2004 Annual Meeting of Shareholders on May 18, 2004.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate Directors or to bring other business before shareholders’ meetings.  For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting.  Based on an anticipated date of May 18, 2004, for the 2004 Annual Meeting of Shareholders, the Company must receive such notice no later than March 19, 2004, and no earlier than February 18, 2004.  Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Com pany’s Bylaws, without charge, upon written request to the Secretary of the Company.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2002 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 101 GATEWAY CENTRE PARKWAY, GATEWAY ONE, RICHMOND, VIRGINIA 23235-5153 OR BY VISITING THE COMPANY’S WEBSITE AT WWW.LANDAM.COM.

[DEFINITIVE FORMS OF PROXY AND VOTING INSTRUCTIONS]

LANDAMERICA FINANCIAL GROUP, INC.

April 10, 2003

Dear Shareholder:

Please take note of the important information enclosed with this Proxy.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the proxy card to indicate how your shares shall be voted.  Then sign the card, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the proxy card.

Your vote must be received prior to the Annual Meeting of Shareholders, May 20, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Wm. Chadwick Perrine, Russell W. Jordan, III and G. William Evans, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 4, 2003, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 20, 2003, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Voter Control Number

Your vote is important.  Please vote immediately.

Vote-by-Internet 1. Log on to the Internet and go to http://www.eproxyvote.com/lfg 2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.	OR	Vote-by Telephone 1. Call toll free 1-877-PRX-VOTE (1-877-779-8683) 2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark votes

         as in this example.

LANDAMERICA FINANCIAL GROUP, INC.
COMMON STOCK

1. Election of Directors.
Nominees: (01) Janet A. Alpert, (02) Michael Dinkins and
(03) John P. McCann
For Withheld All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Proxy.
Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________

 LANDAMERICA FINANCIAL GROUP, INC.

April 10, 2003

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares shall be voted.  Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 20, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION

1995 STOCK PURCHASE PLAN

This Voting Instruction is Solicited on Behalf of the Board of Directors of

LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporation 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant’s Account as of February 28, 2003, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 9:00 a.m. on May 20, 2003, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT.  IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Voter Control Number

Your vote is important.  Please vote immediately.

Vote-by-Internet 1. Log on to the Internet and go to http://www.eproxyvote.com/lfg 2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.	OR	Vote-by Telephone 1. Call toll free 1-877-PRX-VOTE (1-877-779-8683) 2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark votes

         as in this example.

LANDAMERICA FINANCIAL GROUP, INC.
LAWYERS TITLE INSURANCE CORPORATION 1995 STOCK PURCHASE PLAN

1. Election of Directors.
Nominees: (01) Janet A. Alpert, (02) Michael Dinkins and
(03) John P. McCann
For Withheld All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Proxy.
Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________

 LANDAMERICA FINANCIAL GROUP, INC.

April 10, 2003

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares shall be voted.  Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 20, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC.

SAVINGS AND STOCK OWNERSHIP PLAN

This Voting Instruction is Solicited on Behalf of the Board of Directors of

LandAmerica Financial Group, Inc.

Pursuant to Section 10.09 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant’s Account as of April 4, 2003, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 9:00 a.m. on May 20, 2003, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT.  IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT’S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Voter Control Number

Your vote is important.  Please vote immediately.

Vote-by-Internet 1. Log on to the Internet and go to http://www.eproxyvote.com/lfg 2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.	OR	Vote-by Telephone 1. Call toll free 1-877-PRX-VOTE (1-877-779-8683) 2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark votes

         as in this example.

LANDAMERICA FINANCIAL GROUP, INC.
LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK OWNERSHIP PLAN

1. Election of Directors.
Nominees: (01) Janet A. Alpert, (02) Michael Dinkins and
(03) John P. McCann
For Withheld All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Proxy.
Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________

 LANDAMERICA FINANCIAL GROUP, INC.

April 10, 2003

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares shall be voted.  Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders, May 20, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND

DESIGNATED AFFILIATED COMPANIES EMPLOYEES’ STOCK PURCHASE PLAN

This Voting Instruction is Solicited on Behalf of the Board of Directors of

LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees’ Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant’s Account as of March 12, 2003, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 9:00 a.m. on May 20, 2003, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT.  IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT’S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Voter Control Number

Your vote is important.  Please vote immediately.

Vote-by-Internet 1. Log on to the Internet and go to http://www.eproxyvote.com/lfg 2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.	OR	Vote-by Telephone 1. Call toll free 1-877-PRX-VOTE (1-877-779-8683) 2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark votes

         as in this example.

LANDAMERICA FINANCIAL GROUP, INC.
UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES EMPLOYEES’ STOCK PURCHASE PLAN

1. Election of Directors.
Nominees: (01) Janet A. Alpert, (02) Michael Dinkins and
(03) John P. McCann
For Withheld All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Proxy.
Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________